SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 6, 2009

BALQON CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1420 240th Street, Harbor City, California 90710
(Address of principal executive offices) (Zip Code)

(714) 836-6342
Registrant’s telephone number, including area code

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On June 9, 2009, Balqon Corporation (“Balqon”) entered into a Converter Agreement (“Agreement”) with Autocar, LLC, a Delaware limited liability company (“Autocar”), pursuant to which the parties entered into an exclusive relationship to collaborate on the development, marketing and sale of on-road zero emission electric trucks to be used in short haul drayage and severe duty vehicle applications.  The Agreement is filed as an exhibit to Balqon’s current report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2009.

Under the terms of the Agreement, Balqon agreed to purchase Department of Transportation compliant chassis designed for cab-over-engine-heavy-duty vehicles (“Chassis”) from Autocar or a dealer authorized by Autocar.  Balqon will install its heavy-duty electric drive systems and batteries into the Chassis and sell the resultant heavy-duty class 7 and class 8 electric vehicles (the “Heavy-Duty Trucks”) that will feature Chassis purchased from Autocar which incorporate Balqon’s heavy-duty electric drive systems and batteries.

On October 6, 2009, the Company and Autocar entered into a Supplemental Agreement to further define their relationship (“Supplement”). Under the terms of the Supplement, the Company and Autocar agree to develop sales leads, coordinate sales facilities, and train each other’s sales forces in the operation and sale/lease of the Heavy-duty Trucks.  The Company and Autocar also agreed to use commercially reasonable efforts to identify and pursue funding opportunities, such as public and private grants and initiatives, that may be available in connection with promoting the development and sale of the Heavy-Duty Trucks.

Under the terms of the Supplement, the Company will sell the Heavy-Duty Trucks to end-users and will register the Trucks for use by the end-users as required by applicable law.  The Company and Autocar also agreed to provide aftermarket services for the Heavy-Duty Trucks on a joint basis, with the Company servicing the drive systems and Autocar servicing the Chassis.

A copy of the Supplement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The description of the Agreement in this Current Report on Form 8-K is qualified in its entirety by the terms of the Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Supplemental Agreement, dated October 6, 2009, by and between Balqon Corporation and Autocar, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: October 12, 2009	By:	/s/ BALWINDER SAMRA
Balwinder Samra, President and Chief Executive Officer

EXHIBITS ATTACHED TO THIS FORM 8-K

Exhibit No.	Description
10.1	Supplemental Agreement, dated October 6, 2009, by and between Balqon Corporation and Autocar, LLC.

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